                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               Crawford & Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                                              (CRAWFORD(R) LOGO)

March 23, 2001

Dear Shareholder:

     You are cordially invited to attend the Company's 2001 Annual Meeting of Shareholders which will be held on Tuesday, April 24, 2001, beginning at 2:00 p.m. at the Company's headquarters, 5620 Glenridge Drive, N. E., Atlanta, Georgia.

     The official Notice of Annual Meeting of Shareholders, Proxy Statement and form of Proxy are included with this letter and contain information about the meeting and the various matters on which the shareholders will act.

     As is our custom, a brief report will be made at this meeting on the Company's 2000 activities and the outlook for 2001. We hope you will be able to attend the meeting. Whether or not you plan to attend, it is important that you sign and return your Proxy promptly, as your vote is important to the Company.

     On behalf of our Board of Directors, officers, and employees, we wish to thank you for your continued interest in and support of Crawford & Company.

                                         Sincerely,

                                         /s/ Archie Meyers, Jr.
                                         Archie Meyers, Jr.,
                                         Chairman and
                                         Chief Executive Officer

                                         /s/ Grover L. Davis
                                         Grover L. Davis,
                                         President and
                                         Chief Operating Officer

                               CRAWFORD & COMPANY

                                 P.O. BOX 5047
                             ATLANTA, GEORGIA 30302

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 24, 2001

                             ---------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Crawford & Company (the "Company") will be held in the Home Office Building of the Company, 5620 Glenridge Drive, N.E., Atlanta, Georgia, on Tuesday, April 24, 2001, at 2:00 p.m., local time, for the following purposes:

          1. To elect ten (10) Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified;

          2. To approve the appointment of Arthur Andersen LLP as independent auditors for the Company for the 2001 fiscal year; and

          3. To transact any and all other such business as may properly come before the meeting or any adjournment thereof.

     Information relating to the above matters is set forth in the accompanying Proxy Statement dated March 23, 2001. Only shareholders of record of Class B Common Stock of the Company as of the close of business on March 2, 2001 will be entitled to vote at the meeting and any adjournment thereof.

                                           By Order of The Board of Directors

                                           /s/ JUDD F. OSTEN
                                           JUDD F. OSTEN,
                                           Secretary

Atlanta, Georgia
March 23, 2001

     IT IS IMPORTANT THAT YOUR SHARES OF CLASS B COMMON STOCK BE REPRESENTED AT THE MEETING WHETHER OR NOT YOU ARE PERSONALLY ABLE TO BE PRESENT. ACCORDINGLY, IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE PREPAID ENVELOPE.

     PROXIES ARE NOT BEING SOLICITED WITH RESPECT TO THE SHARES OF CLASS A COMMON STOCK OF THE COMPANY.

                               CRAWFORD & COMPANY
                                 P.O. BOX 5047
                             ATLANTA, GEORGIA 30302
                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD APRIL 24, 2001

     This Proxy Statement and the accompanying Proxy are being mailed to shareholders of Class B Common Stock of Crawford & Company (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company from holders of Class B Common Stock for use at the Annual Meeting of Shareholders to be held in the Home Office Building of the Company, 5620 Glenridge Drive, N.E., Atlanta, Georgia, on Tuesday, April 24, 2001 at 2:00 p.m., local time, and any adjournment thereof. When the Proxy is properly executed and returned, the shares of Class B Common Stock it represents will be voted at the meeting and any adjournment thereof as directed by the shareholder executing the Proxy unless it is revoked. If no directions are given on the Proxy with respect to election of Directors, the shares represented by the Proxy will be voted for the below listed nominees and for the approval of the appointment of Arthur Andersen LLP to serve as independent auditors of the Company in 2001. Any shareholder giving a Proxy has the power to revoke it at any time before it is voted by the execution of another Proxy bearing a later date or by written notification to the Secretary of the Company. Shareholders who are present at the Annual Meeting may revoke their Proxy and vote in person if they so desire.

     Only shareholders of record of Class B Common Stock of the Company as of the close of business on March 2, 2001 (the "Record Date") will be entitled to vote at the Annual Meeting. As of that date, the Company had outstanding 24,697,172 shares of Class B Common Stock, each share being entitled to one vote. A majority of the issued and outstanding shares of Class B Common Stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at such meeting. The Annual Report of the Company for the fiscal year ended December 31, 2000 is enclosed herewith. This Proxy Statement and the accompanying Proxy are being first mailed to Class B Common Stock shareholders on or about March 23, 2001.

     Additionally, for information only, this Proxy Statement is being mailed to shareholders of Class A Common Stock of the Company as of the Record Date. Shares of Class A Common Stock are not entitled to vote at the Annual Meeting of Shareholders. Accordingly, no proxy is being requested and no proxy should be sent with respect to such shares.

                             ELECTION OF DIRECTORS

NOMINEES AND VOTING

     The By-Laws of the Company provide that the number of Directors which shall constitute the full Board of Directors shall be ten and the shareholders shall elect the Directors at each Annual Meeting. The Board of Directors has nominated the ten persons listed below as Directors, to hold office until the next Annual Meeting and until their successors are elected and qualified. Each nominee is a member of the present Board of Directors and was elected by the shareholders at the last Annual Meeting on April 25, 2000. If, at the time of the Annual Meeting, any of the nominees should be unable to serve, the persons named in the Proxy will vote for substitute nominees selected by the Board of Directors. The Company has no reason to believe that any of the nominees will not be available for election as a Director.

NOMINEE INFORMATION

     The following table gives certain information as to each person nominated by the Board of Directors for election as a Director:

                                              PRINCIPAL OCCUPATION                       DIRECTOR
        NAME           AGE                     AND DIRECTORSHIPS                           SINCE
        ----           ---                    --------------------                       --------
Forrest L. Minix       73    Retired Chairman and Chief Executive Officer of the           1973
                               Company.
J. Hicks Lanier        60    Chairman of the Board of Oxford Industries, Inc., a           1976
                               manufacturer of apparel products; Director of
                               Genuine Parts Company.
Charles Flather        67    Managing partner of Middlegreen Associates, Boston,           1978
                               Massachusetts, an investment management company;
                               Director of Asia Strategic Growth Fund, Inc.
Linda K. Crawford      58    Private investor.                                             1980
Jesse C. Crawford      52    President of Crawford Communications, Inc., a                 1986
                               full-service provider of teleproduction services
                               including audio/video production and post
                               production, multimedia title design, satellite
                               services, animation, and special effects.
Larry L. Prince        62    Chairman of the Board, Chief Executive Officer and            1987
                               Director of Genuine Parts Company, a service
                               organization engaged in automotive and industrial
                               parts and office products distribution; Director of
                               Equifax Inc., SunTrust Banks, Inc., John H. Harland
                               Co., and Southern Mills.
John A. Williams       58    Chairman of the Board, Chief Executive Officer, and           1996
                               Director of Post Properties, Inc., a real estate
                               management and development company.
E. Jenner Wood, III    49    President, SunTrust Banks, Georgia; Director of Oxford        1997
                               Industries, Inc., and Cotton States Life Insurance
                               Co.
Archie Meyers, Jr.     63    Chairman and Chief Executive Officer of the Company(1)        1998
Grover L. Davis        49    President and Chief Operating Officer of the                  1999
                               Company(1)

     Mr. Minix was Chairman and Chief Executive Officer of the Company for more than five years before his retirement on January 1, 1996 and served as a Director until the 1998 Annual Meeting when he did not stand for re-election. He was elected as a Director by the Board of Directors on September 29, 1998 and additionally appointed Chairman and Chief Executive Officer. He retired on July 27, 1999. Mr. Wood was appointed to his present position on October, 2000, and for more than five years prior to that appointment served in executive management positions with SunTrust Banks, most recently as Executive Vice President -- trust, investment and private client services. Mr. Meyers was elected a Director by the Board of Directors on September 29, 1998 and was additionally appointed President and Chief Operating Officer of the Company at that time. Upon Mr. Minix's retirement on July 27, 1999, he was appointed Chairman and Chief Executive Officer. Mr. Meyers previously served as
President -- Claims Management Services for the Company from August, 1995 to March 31, 1998; as a consultant and operations supervisor for the Company from 1994 to August 1995; and Manager of the Company's Washington, D.C. branch office from 1977. Mr. Davis was appointed President and Chief Operating Officer of the Company and elected a Director on July 27, 1999. For more than five years prior to that appointment, Mr. Davis served in management positions with the Company, most recently as Senior Vice President, Claims Management Services from November 1, 1998 until his appointment as President and Chief Operating Officer. The principal occupation or employment of each of the other nominees during the past five years has been as indicated in the above table.

     Linda K. Crawford is the widow of Jesse C. Crawford's brother.

(1) Effective March 31, 2001, Mr. Davis will succeed Mr. Meyers as Chief Executive Officer, with Mr. Meyers remaining as Chairman of the Board.

SPECIAL COMMITTEES AND ATTENDANCE AT BOARD AND COMMITTEE MEETINGS

     The Board of Directors has three standing committees. The Executive Committee consists of Jesse C. Crawford as Chairman, and Forrest L. Minix, Archie Meyers, Jr., Larry L. Prince, and E. Jenner Wood, III as members. The Audit Committee consists of Charles Flather as Chairman, and J. Hicks Lanier, Larry L. Prince and John A. Williams as members. The Senior Compensation and Stock Option Committee consists of J. Hicks Lanier as Chairman, with E. Jenner Wood, III, Linda K. Crawford and Charles Flather as members. The Board of Directors does not have a standing nominating committee.

     The Executive Committee may exercise all the authority of the Board of Directors between its meetings with respect to all matters not specifically reserved by law to the Board of Directors. The Executive Committee held six meetings during 2000.

     The Audit Committee makes recommendations concerning the engagement or discharge of the Company's independent auditors, reviews with the independent auditors the audit plan and results of the audit engagement, reviews the scope and results of the Company's internal auditing procedures and the adequacy of its accounting controls, approves professional services provided by the independent auditors, reviews the independence of the independent auditors, and considers the range of the independent auditor's audit and non-audit fees. The Board of Directors, in its business judgment, has determined that all members of the Audit Committee are independent. The Committee had adopted a written charter, approved by the Board of Directors, a copy of which is attached as Appendix A to this Proxy Statement. The Audit Committee held three meetings during 2000.

     The Senior Compensation and Stock Option Committee formulates and approves salaries, grants of stock options and other compensation to the Chairman of the Board and, upon recommendation by the Chairman of the Board, salaries, grants of stock options and other compensation for all other Officers of the Company. The Senior Compensation and Stock Option Committee held two meetings during 2000.

     During 2000, the Board of Directors held five meetings. Each of the Company's Directors attended at least seventy-five percent (75%) of the aggregate number of meetings of the Board of Directors and committees thereof of which such Director was a member.

COMPENSATION

     Each Director of the Company received a quarterly fee of $5,000, and $1,000 for each Board of Directors and Committee meeting attended during 2000. In addition, pursuant to the terms of the 1997 Non-Employee Director Stock Option Plan, each non-employee Director elected at the 2000 Annual Meeting received an option for 3,000 shares of the Company's Class A Common Stock at a price of $11.00 per share, the Fair Market Value of the Class A Common Stock on that date. The options are non-transferable; are exercisable at any time after grant; and lapse on the date the holder is no longer a Director, if that occurs on or before the fifth anniversary of the grant date, or otherwise on the tenth anniversary of the grant date.

SHAREHOLDER VOTE

     Each share of Class B Common Stock is entitled to cast an affirmative vote for up to ten (10) Director nominees. Cumulative voting is not permitted. The ten nominees for Director who receive the highest number of votes cast, in person or by proxy, at the Annual Meeting will be elected Directors. Negative votes or abstentions, including broker non-votes, will not be counted.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ITS NOMINEES FOR DIRECTORS.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table provides certain summary information for the fiscal years ended December 31, 2000, 1999, and 1998, concerning compensation paid to or accrued by the Company for those persons who were, at December 31, 2000, (i) the Chief Executive Officer and (ii) the other four most highly compensated Executive Officers of the Company (hereinafter collectively referred to as the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG TERM
                                                                                    COMPENSATION
                                                                                ---------------------
                                                                                       AWARDS
                                           ANNUAL COMPENSATION                  ---------------------
                             ------------------------------------------------   SECURITIES UNDERLYING
                                                               OTHER ANNUAL           OPTIONS/               ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR   SALARY ($)   BONUS ($)   COMPENSATION ($)        SAR (#)(1)         COMPENSATION ($)(2)
---------------------------  ----   ----------   ---------   ----------------   ---------------------   -------------------
Archie Meyers, Jr........    2000    $650,280     $77,686        $     0                40,000                $78,339
  Chairman and               1999     557,371      78,413         27,417               240,000                 74,286
  Chief Executive Officer    1998     189,750      50,000         14,941               310,000                 74,090
G. L. Davis..............    2000     374,000      43,855              0                25,000                    875
  President and              1999     247,667      30,873              0               105,000                  1,018
  Chief Operating Officer    1998     155,837       4,134              0               102,000                    780
J. F. Giblin.............    2000     280,855      23,262              0                10,000                    755
  Executive Vice President   1999     246,300      25,298              0                60,000                    890
  Chief Financial Officer    1998     209,200      25,944              0                60,000                    865
J. T. Bowman.............    2000     224,280      61,268              0                 5,000                    300
  Senior Vice President      1999     209,844      19,678              0                53,000                    614
  Crawford & Company         1998     188,285      20,959              0                 8,000                    408
  International, Inc.
J. F. Osten..............    2000     256,851      21,555              0                10,000                    912
  Executive Vice President   1999     245,893      24,731              0                 5,000                  1,688
  General Counsel and        1998     231,539      28,715              0                58,000                  2,149
  Secretary

---------------

(1) Represents shares of the Company's Class A Common Stock.
(2) Represents the following amounts for 2000: (i) Mr. Meyers: $77,367 in retirement benefits and $972 premium payment on term life insurance; (ii) Mr. Davis: $575 Company contribution to the Company's Savings and Investment Plan and $300 premium payment on term life insurance; (iii) Mr. Giblin: $575 Company contribution to the Company's Savings and Investment Plan and $180 premium payment on term life insurance; (iv) Mr. Bowman and Mr. Osten: premium payment on term life insurance.

STOCK OPTION EXERCISES AND YEAR-END VALUES

     The following table provides information concerning the exercise of stock options during the last fiscal year and unexercised options held as of the end of the fiscal year with respect to the Named Executive Officers:

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                                                  NUMBER OF
                                                            SECURITIES UNDERLYING
                                                                 UNEXERCISED        VALUE OF UNEXERCISED
                                                               OPTIONS/SARS AT      IN-THE-MONEY OPTIONS/
                                                                 FY-END (#)          SARS AT FY-END ($)
                                                            ---------------------   ---------------------
                          SHARES ACQUIRED       VALUE           EXERCISABLE/            EXERCISABLE/
          NAME            ON EXERCISE (#)    REALIZED ($)     UNEXERCISABLE(1)        UNEXERCISABLE(1)
          ----            ----------------   ------------   ---------------------   ---------------------
Archie Meyers, Jr.......        None              $0                 8,000                 $    0
                                                                   572,000                      0
G. L. Davis.............        None               0                 7,680                    425
                                                                   232,420                      0
J. F. Giblin............        None               0                68,850                  2,127
                                                                   176,400                      0
J. T. Bowman............        None               0                20,823                    744
                                                                    64,450                      0
J. F. Osten.............        None               0                49,550                  1,684
                                                                   124,200                      0

---------------

(1) Represents the aggregate number of shares of Class A Common Stock covered by unexercised options at fiscal year end, and the aggregate difference between the exercise price and market value thereof at December 29, 2000 based on the closing price for the Class A shares on the New York Stock Exchange on that date, for those options that have an exercise price below the December 29, 2000 market value. The upper number relates to options exercisable at fiscal year end and the lower number relates to options which were not exercisable on that date.

STOCK OPTION GRANTS

     The following table provides information concerning the grant of stock options under the Company's 1997 Key Employee Stock Option Plan during the fiscal year ended December 31, 2000:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                               INDIVIDUAL GRANTS
                                   ------------------------------------------                   POTENTIAL REALIZABLE VALUE AT
                                     NUMBER OF        % OF TOTAL                                   ASSUMED ANNUAL RATES OF
                                     SECURITIES        OPTIONS                                   STOCK PRICE APPRECIATION FOR
                                     UNDERLYING       GRANTED TO     EXERCISE                           OPTION TERM(2)
                                      OPTIONS         EMPLOYEES       PRICE     EXPIRATION   ------------------------------------
              NAME                 GRANTED (#)(1)   IN FISCAL YEAR    ($/SH)       DATE      0% ($)      5% ($)        10% ($)
              ----                 --------------   --------------   --------   ----------   ------   ------------   ------------
Archie Meyers,  Jr...............      40,000            6.80%        $11.25      2/1/10       $0     $    283,003   $    717,184
G. L. Davis......................      25,000            4.25          11.25      2/1/10        0          176,877        448,240
J. F. Giblin.....................      10,000            1.70          11.25      2/1/10        0           70,751        179,296
J. T. Bowman.....................       5,000            0.85          11.25      2/1/10        0           35,375         89,648
J. F. Osten......................      10,000            1.70          11.25      2/1/10        0           70,751        179,296
All shareholders(3)..............                                                                      333,000,000    843,000,000

---------------

(1) Options granted are with respect to the Company's Class A Common Stock and become exercisable twenty percent (20%) each year commencing on the first anniversary of the option grant date.
(2) The "Annual Rates of Stock Price Appreciation" set forth in the table are mandated by the rules of the Securities and Exchange Commission. The Company gives no assurance that these or any other rates of appreciation can or will be achieved over the option terms. However, any rates of appreciation that are achieved will benefit all holders of the Company's Common Stock.
(3) Represents the increase in the aggregate market value of the Company's outstanding Class A and Class B Common Stock at December 29, 2000, assuming a 5% and 10% annual rate of appreciation in the respective stock prices over the ensuing ten (10) years.

PENSION PLANS

     The following table indicates estimated annual retirement benefits on a straight line annuity basis payable following retirement at age 65 to participants at the specified compensation and period of service classifications under the Company's defined benefit pension plans:

                               PENSION PLAN TABLE

                                                                  YEARS OF SERVICE
                                     --------------------------------------------------------------------------
           REMUNERATION                 15         20         25         30         35         40         45
           ------------              --------   --------   --------   --------   --------   --------   --------
$125,000...........................  $ 37,500   $ 50,000   $ 62,500   $ 75,000   $ 87,500   $100,000   $112,500
 150,000...........................    45,000     60,000     75,000     90,000    105,000    120,000    135,000
 175,000...........................    52,500     70,000     87,500    105,000    122,500    140,000    157,500
 200,000...........................    60,000     80,000    100,000    120,000    140,000    160,000    180,000
 225,000...........................    67,500     90,000    112,500    135,000    157,500    180,000    202,500
 250,000...........................    75,000    100,000    125,000    150,000    175,000    200,000    225,000
 300,000...........................    90,000    120,000    150,000    180,000    210,000    240,000    270,000
 400,000...........................   120,000    160,000    200,000    240,000    280,000    320,000    360,000
 500,000...........................   150,000    200,000    250,000    300,000    350,000    400,000    450,000
 600,000...........................   180,000    240,000    300,000    360,000    420,000    480,000    540,000
 700,000...........................   210,000    280,000    350,000    420,000    490,000    560,000    630,000
 800,000...........................   240,000    320,000    400,000    480,000    560,000    640,000    720,000

     The Company maintains a non-contributory Retirement Plan for the benefit of substantially all of the domestic employees of the Company. The Retirement Plan provides for annual retirement benefits at Normal Retirement Age (65) equal to 2% of the participant's total compensation (as defined in the Retirement Plan) for all credited years of service under the Plan. The benefits are not affected by Social Security benefits payable to the participant; however, they are actuarially reduced for retirements before the Normal Retirement Age or if the retiree selects benefits other than an individual life-time annuity. Additionally, the Company maintains an unfunded Supplemental Executive Retirement Plan for certain Executive Officers to provide benefits that would otherwise be payable under the Retirement Plan but for limitations placed on covered compensation and benefits under the Internal Revenue Code. Credited years of service under the Retirement Plan for Messrs. Meyers, Davis, Giblin and Osten are 41, 24, 11, and 10, respectively. Mr. Bowman does not participate in the Retirement Plan.

               REPORT OF THE SENIOR COMPENSATION AND STOCK OPTION
                      COMMITTEE OF THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION

     The Company's executive compensation program is administered by the Senior Compensation and Stock Option Committee (the "Committee") of the Board of Directors, composed of the Directors whose names are listed below this report. The fundamental philosophy of the Committee is to ensure that the compensation programs of the Company will attract and retain key executives critical to its long-term success through the establishment of a performance-oriented environment that rewards the achievement of strategic management goals, with the attendant enhancement of shareholder value.

     There are three elements in the Company's executive compensation program, all related to individual and Company performance.

     - Base Salary Compensation

     - Annual Incentive Compensation

     - Long-Term Incentive Compensation

BASE SALARY COMPENSATION

     The Company has established a comprehensive Wage and Salary Administration Policy applicable to the Company and its domestic subsidiaries. This Policy includes a program for grading each position, including those of the domestic Executive Officers of the Company, to insure internal equity. Additionally, the Policy sets forth grade levels and salary ranges for those grade levels, and provides for annual merit increases tied to individual job performance as measured through annual performance reviews. Based on published national surveys, the Company annually establishes merit increase budgets as a percent of current salaries and any increases in salary ranges for the next fiscal year. Generally, the Company is at the midpoint of projected merit salary increases and salary range adjustments as reflected in the national surveys, with some adjustment up or down depending on prior year pre-tax earnings and revenues of the Company. Consistent with the overall merit increase percentage, the Company establishes guidelines for individual salary adjustments based on the individual's performance rating.

     The Committee reevaluates and sets the salary of the Chief Executive Officer on an annual basis. In establishing the base salary for the Chief Executive Officer, the Committee looks primarily at the pre-tax earnings of the Company in the preceding fiscal year as compared to the prior fiscal year. It also takes into account unusual circumstances which may have impacted that performance which were not within the control of the Company or its Executive Officers, the increases in the base salaries of other employees of the Company, and the Committee's assessment of the personal performance of the Chief Executive Officer during the preceding year. In February of 2000, the Committee increased Mr. Meyers' annual base salary from $600,000 to $620,000, effective January 1, 2000.

ANNUAL INCENTIVE COMPENSATION

     Under the Company's 1996 Incentive Compensation Plan, which covers all domestic key employees of the Company (other than the Chief Executive Officer), at the beginning of each fiscal year the Committee establishes pre-tax earnings and revenues thresholds, as well as targeted pre-tax earnings. A bonus pool is created for sales and marketing key employees based principally on increases in revenues above the threshold amount, while the bonus pool for other participants is based primarily on growth in pre-tax earnings from the threshold amount up to the targeted pre-tax earnings. The bonus pool is allocated by the Chief Executive Officer to the business units and staff departments based on his assessment of performance of the business unit and staff participants, and to each individual participant by the business unit or staff manager based on the individual's personal performance. The Chief Executive Officer establishes the bonuses for his direct reports, except for the President whose bonus is set by the Committee based on the recommendation of the Chief Executive Officer.

     The Committee sets the bonus for the Chief Executive Officer, based primarily on pre-tax earnings and the bonuses paid under the 1996 Incentive Compensation Plan, as a percentage of salary, to the other Executive Officers of the Company. Historically, the Chief Executive Officer's bonus, as a percentage of his base salary, has been higher than the average paid to the other Executive Officers, expressed as a percentage of their base salaries. For 2000, the Committee awarded a bonus of $77,686 to Mr. Meyers, representing 12.53% of his base salary, approximately 150% of the bonus, as a percent of base salary, for other management personnel.

LONG-TERM INCENTIVE COMPENSATION

     Under the Company's 1997 Key Employee Stock Option Plan, officers and other key employees of the Company are granted options by the Committee to purchase shares of the Company's Class A Common Stock. The exercise price for all options granted is set at the market price of the Company's Class A Common Stock on the date of the option grant and, to the extent permissible under the relevant provisions of the Internal Revenue Code, the options granted under the Plan are generally statutory "Incentive Stock Options". The Committee typically reviews and acts upon the recommendations of the Chief Executive Officer for the grant of options, on a discretionary basis, annually to the Company's other officers and key employees. The number of shares of the Company's Class A Common Stock covered by such options is generally based upon the grade level of the officer or other key employee's position, with adjustments for extraordinary performance, but without regard to the individual's stock ownership or the number of options previously granted. As part of the annual grant, the Committee granted an option to Mr. Meyers covering 40,000 shares of the Company's Class A Common Stock.

                                          J. HICKS LANIER
                                          E. JENNER WOOD, III
                                          LINDA K. CRAWFORD
                                          CHARLES FLATHER

                          STOCK OWNERSHIP INFORMATION

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth information, as of March 2, 2001, as to shares of Class A and Class B Common Stock beneficially owned by each current Director or nominee for election as a Director, each of the Named Executive Officers, and all current Directors and Executive Officers as a group. As of March 2, 2001, 23,754,704 shares of Class A Common Stock and 24,697,172 shares of Class B Common Stock were outstanding.

                                                                                     PERCENT OF
                                                       AMOUNT AND NATURE OF         TOTAL SHARES
                                                     BENEFICIAL OWNERSHIP(1)       OUTSTANDING(2)
                                                     ------------------------    ------------------
                       NAME                           CLASS A       CLASS B      CLASS A    CLASS B
                       ----                          ----------    ----------    -------    -------
Linda K. Crawford(3)(4)............................  2,308,465     3,906,736       9.7%      15.8%
J. Hicks Lanier(3)(5)..............................     27,037         3,037        --         --
Charles Flather(3).................................     29,062         5,062        --         --
Jesse C. Crawford(3)(6)............................  4,657,538     2,223,530      19.6        9.0
Larry L. Prince(3)(5)..............................     25,125         1,125        --         --
John A. Williams(3)................................     24,000         1,500        --         --
E. Jenner Wood, III(3)(5)..........................     24,750            --        --         --
Forrest L. Minix(7)................................    130,119       123,072        --         --
Archie Meyers, Jr.(8)..............................     40,670           100        --         --
Grover L. Davis(9).................................     17,668            --        --         --
John F. Giblin(10).................................     81,150         3,000        --         --
Jeffrey T. Bowman(11)..............................     28,284            --        --         --
Judd F. Osten(12)..................................     64,050            --        --         --
All Directors and Executive Officers as a Group
  (19 persons)(13).................................  7,544,014     6,268,246      31.7       25.4
                                                     ---------     ---------      ----       ----

---------------

 (1) Except as otherwise indicated in the following footnotes, the persons possessed sole voting and investment power with respect to all shares set forth opposite their names.
 (2) Except where a percentage is specified, the person's ownership represents less than 1% of the outstanding shares.
 (3) Includes 24,000 shares of Class A Common Stock subject to options exercisable within sixty (60) days of March 2, 2001.
 (4) See Notes (2), (3), and (4) to table set forth under "Security Ownership of Certain Beneficial Owners" below with respect to Class B Common Stock. The shares of Class A Common Stock shown as beneficially owned by Linda K. Crawford include 1,231,342 shares which are held in four trusts for the benefit of two daughters of Linda K. Crawford. Under the terms of two of these trusts, holding an aggregate of 244,665 shares of Class A Common Stock, Linda K. Crawford and another individual share investment power. Under the terms of the other two trusts, holding an aggregate of 986,677 shares of Class A Common Stock, Linda Crawford has sole voting authority but has no investment authority. Linda K. Crawford disclaims any beneficial interest in any of the shares of Class A Common Stock held in these trusts. Included in the shares shown as beneficially owned by Linda K. Crawford are 975,921 shares of Class A Common Stock held in trust for her benefit. Under the terms of this trust, Linda K. Crawford has sole voting and investment power with respect to the shares held in the trust. In addition to the above, Linda K. Crawford has sole voting and investment power with respect to 77,202 shares of Class A Common Stock shown as beneficially owned by her.
 (5) Mr. Prince is a director of SunTrust Banks, Inc. Mr. Wood is President of SunTrust Banks, Georgia. Messrs. Prince and Wood disclaim any beneficial ownership in shares held by SunTrust Banks, Inc. or any of its banking subsidiaries, which shares are not reflected in the table. See "Information With Respect to Certain Business Relationships" and "Security Ownership of Certain Beneficial Owners."

                                                (footnotes continued on page 10)

 (6) See Note (7) to the table set forth under "Security Ownership of Certain Beneficial Owners" below with respect to the Class B Common Stock. The shares of Class A Common Stock shown as beneficially owned by Jesse C. Crawford include 1,212,083 shares attributable to him as a general and limited partner of Crawford Partners, L.P.
 (7) Includes 3,000 shares of Class A Common Stock subject to options exercisable within sixty (60) days of March 2, 2001.
 (8) Includes 24,000 shares of Class A Common Stock subject to options exercisable within sixty (60) days of March 2, 2001.
 (9) Includes 16,400 shares of Class A Common Stock subject to options exercisable within sixty (60) days of March 2, 2001.
(10) Includes 76,350 shares of Class A Common Stock subject to options exercisable within sixty (60) days of March 2, 2001.
(11) Includes 25,373 shares of Class A Common Stock subject to options exercisable within sixty (60) days of March 2, 2001.
(12) Includes 57,750 shares of Class A Common Stock subject to options exercisable within sixty (60) days of March 2, 2001.
(13) Includes 244,665 shares of Class A Common Stock and 2,446,759 shares of Class B Common Stock as to which voting or investment power is shared; 449,003 shares of Class A Common Stock subject to options exercisable within sixty (60) days of March 2, 2001; and 1,231,342 shares of Class A Common Stock and 2,446,759 shares of Class B Common Stock as to which beneficial ownership is disclaimed.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information concerning each person known to the Company to be the "beneficial owner", as such term is defined by the rules of the Securities and Exchange Commission ("SEC"), of more than 5% of the outstanding shares of Class B Common Stock of the Company as of March 2, 2001:

                                                                                PERCENT OF
                                                   AMOUNT AND NATURE OF        TOTAL SHARES
NAME AND ADDRESS                                   BENEFICIAL OWNERSHIP        OUTSTANDING
----------------                                   --------------------        ------------
SunTrust Bank....................................       14,943,229(1)              60.5%
  One Park Place, N.E.
  Atlanta, Georgia 30303
Estate of Virginia C. Crawford...................        8,437,207                 34.2%
  c/o SunTrust Bank
  55 Park Place
  Atlanta, Georgia 30303
Linda K. Crawford................................        3,906,736(2)(3)(4)        15.8%
  1198 Longcourte Dr., N.W.
  Atlanta, Georgia 30327
Wachovia Bank of Georgia.........................        3,874,534(2)(3)(4)(5)     15.7%
  191 Peachtree St., N.E.
  Atlanta, Georgia 30303
Frank L. Wilson, III.............................        3,729,437(6)              15.1%
  2849 Paces Ferry Rd.
  Atlanta, Georgia 30339
Crawford Partners, L.P...........................        2,414,636(1)               9.8%
  55 Park Place
  Atlanta, Georgia 30303

                                                                                PERCENT OF
                                                   AMOUNT AND NATURE OF        TOTAL SHARES
NAME AND ADDRESS                                   BENEFICIAL OWNERSHIP        OUTSTANDING
----------------                                   --------------------        ------------
Jesse C. Crawford................................        2,223,530(7)               9.0%
  Crawford Communications, Inc.
  535 Plasamour Dr., N.E.
  Atlanta, Georgia 30324

---------------

 (1) The shares are held by one or more bank subsidiaries of SunTrust Bank in various fiduciary and agency capacities. SunTrust Bank has sole voting power with respect to 6,345,466 of such shares. SunTrust Bank has sole investment power with respect to 6,452,566 of such shares and shares investment power with respect to 8,490,663 of such shares. SunTrust Bank disclaims any beneficial interest in any such shares. Included are all of the shares shown as beneficially owned by Crawford Partners, L.P.
 (2) The shares shown as beneficially owned by Linda K. Crawford and Wachovia Bank of Georgia include 145,097 shares which are held in two trusts established for the benefit of two children of Robert C. Crawford. Under the terms of these trusts, Wachovia Bank of Georgia and another individual share voting power with respect to the shares held by such trusts, and Linda K. Crawford and another individual share investment power with respect thereto. Linda K. Crawford disclaims any beneficial interest in any of these shares held in trust.
 (3) Included in the shares shown as beneficially owned by Linda K. Crawford and Wachovia Bank of Georgia are 1,382,775 shares which are held in trust for the benefit of Linda K. Crawford. Under the terms of this trust, Linda K. Crawford has sole voting and investment power with respect to the shares held in the trust. Wachovia Corporation and Wachovia Bank of Georgia disclaim any beneficial interest in any of these shares. Linda K. Crawford has sole voting and investment power with respect to 77,202 shares shown as beneficially owned by her.
 (4) The shares shown as beneficially owned by Linda K. Crawford and Wachovia Bank of Georgia include 2,301,662 shares which are held in three trusts for the benefit of two children of Linda K. Crawford, all of which shares are held in trusts under which Wachovia Bank of Georgia and Frank L. Wilson, III are co-trustees, under the terms of which trusts Linda K. Crawford has sole voting power and Wachovia Bank of Georgia and Frank L. Wilson, III share investment power. Linda K. Crawford disclaims any beneficial interest in any of these shares held in Trust.
 (5) All of the shares are held in trusts for the benefit of Linda K. Crawford and her daughters. Wachovia Bank of Georgia has shared voting power with respect to 145,097 of such shares. Wachovia Bank of Georgia disclaim any beneficial interest in any of these shares.
 (6) The shares shown as beneficially owned by Frank L. Wilson, III are all shares held in trusts for the benefit of Linda K. Crawford or the daughters of Linda K. Crawford, with respect to which Frank L. Wilson, III is a trustee. Frank L. Wilson, III disclaims any beneficial interest in any of the shares held in these trusts.
 (7) The shares shown as beneficially owned by Jesse C. Crawford include 341,430 shares attributable to him as a general and limited partner of Crawford Partners, L.P.

           INFORMATION WITH RESPECT TO CERTAIN BUSINESS RELATIONSHIPS

     SunTrust Bank holds 14,943,229 shares of Class B Common Stock of the Company as of March 2, 2001. See "Stock Ownership Information -- Security Ownership of Certain Beneficial Owners." SunTrust Bank exercises voting authority with respect to shares of Class B Common Stock held in fiduciary capacities. The Company also maintains a normal commercial banking relationship with SunTrust Bank, which serves as trustee for the Crawford & Company Retirement Plan and the Crawford & Company Employee Disability Income Plan.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and greater than ten percent (10%) beneficial owners of the Company's equity securities, to file with the Securities and Exchange Commission and the New York Stock Exchange reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by the Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such reports furnished to the Company or written representations that no other reports are required, the Company believes that, during the year ending December 31, 2000, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except that the Estate of Virginia C. Crawford failed to file a Form 3.

                 FIVE YEAR COMPARATIVE STOCK PERFORMANCE GRAPH

     The following line graph compares the cumulative return on the Company's Class B Common Stock against the cumulative total return on (i) the Standard & Poors Composite 500 Stock Index and (ii) the Standard & Poors
Insurance -- Property and Casualty Index for the five year period commencing January 1, 1996 and ended December 31, 2000:

                                                   CRAWFORD & COMPANY                                     S&P PROPERTY-CASUALTY
                                                        (CLASS B)                 S&P 500 INDEX              INSURANCE INDEX
                                                   ------------------             -------------           ---------------------
1995                                                     100.00                      100.00                      100.00
1996                                                     145.66                      122.96                      121.51
1997                                                     200.18                      163.98                      176.76
1998                                                     155.68                      210.85                      164.47
1999                                                     143.56                      255.21                      122.60
2000                                                     135.34                      231.98                      190.95

---------------

This total shareholders' return model assumes reinvested dividends.
Prepared by Standard & Poor's Compustat Services, a division of McGraw-Hill,
Inc.

                      APPOINTMENT OF INDEPENDENT AUDITORS

     Arthur Andersen LLP has been selected by the Audit Committee to serve as independent auditors for the Company for the year 2001. Although the selection and appointment of independent auditors is not required to be submitted to a vote of shareholders, the Board of Directors has decided, as in the past, to ask the Company's shareholders to ratify this appointment. A representative of Arthur Andersen LLP will be present at the meeting and will be given an opportunity to make a statement, if he desires, and to respond to questions.

In addition, a report of the Audit Committee in connection with the independence of the auditors, as well as other matters, follows the Board's recommendation on this matter below.

FEES PAID TO ARTHUR ANDERSEN LLP

     In addition to performing the audit of the Company's consolidated financial statements, Arthur Andersen LLP provides various other services to the Company and its foreign and domestic subsidiaries. Arthur Andersen LLP has advised the Company that it has billed or will bill the Company the below indicated amounts for the following categories of services for the year ended December 31, 2000:

Audit of the Company's annual financial statements for the
  year ended December 31, 2000 and for reviews of the
  financial statements included in the Company's quarterly
  reports on Form 10-Qs for that fiscal year................  $563,000
All other services..........................................  $229,000

     Arthur Andersen LLP advises it did not provide any services related to financial information systems design and implementation during 2000.

SHAREHOLDER VOTE

     The proposal to ratify the appointment of Arthur Andersen LLP to serve as independent auditors for the year 2001 will be adopted if the number of votes cast in favor of ratification exceeds the number of votes cast against ratification. Votes cast against and abstentions on this matter will be counted as votes against the matter. Broker non-votes will not change the number of votes cast for or against the matter. If the shareholders do not ratify the selection of Arthur Andersen LLP, the selection of the independent auditors for 2001 will be determined by the Audit Committee and the Board of Directors.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2001.

                             AUDIT COMMITTEE REPORT

     In fulfilling its responsibilities to review the Company's financial reporting process, the Audit Committee (the "Committee") has reviewed and discussed with the Company's management and the independent auditors the audited financial statements to be contained in the 2000 Annual Report on SEC Form 10-K. Management is responsible for the financial statements and the reporting process, including the system of internal controls. Independent auditors are responsible for expressing an opinion on the conformity to those audited financial statements with accounting principles generally accepted in the United States.

     The Committee discussed with the independent auditors the matters required to be discussed by Statement on Audit Standards No. 61, Communications with Audit Committee, as amended. In addition, the Committee has discussed with the independent auditors the auditors' independence from the Company and its management, including the matters in the written disclosure required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In determining the independence of the auditors, the Committee has considered, among other matters, whether the provision of services, other than those related to the audit of the Company's annual financial statements, is compatible with maintaining the auditors' independence.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on SEC Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                          CHARLES FLATHER
                                          J. HICKS LANIER
                                          LARRY L. PRINCE
                                          JOHN A. WILLIAMS

                                   FORM 10-K

     The Crawford & Company Annual Report on Form 10-K for 2000, filed with the Securities and Exchange Commission, is available free of charge upon written request to the Secretary, Crawford & Company, P.O. Box 5047, Atlanta, Georgia 30302.

                             SHAREHOLDER PROPOSALS

     Any shareholder proposal to be presented at the 2002 Annual Meeting of the Shareholders must be received by the Company no later than November 27, 2001 for inclusion in the proxy statement for that meeting in accordance with Rule 14a-8 under the Securities Exchange Act of 1934. Pursuant to Rule 14a-4 under the Securities Exchange Act of 1934 and the By-laws of the Company, the Board of Directors may exercise discretionary voting authority at the 2002 Annual Meeting under proxies it solicits to vote on a proposal made by a shareholder that the shareholder does not seek to include in the Company's proxy statement pursuant to Rule 14a-8, unless the Company is notified about the proposal prior to November 27, 2001 and the shareholder satisfies the other requirements of Rule 14a-4(c).

                                 OTHER MATTERS

     The minutes of the Annual Meeting of Shareholders held on April 25, 2000 will be presented at the meeting, but it is not intended that action taken under the Proxy will constitute approval of the matters referred to in such minutes. The Board of Directors knows of no other matters to be brought before the meeting. If any other matters come before this meeting, however, the persons named in the Proxy will vote such Proxy in accordance with their judgment on such matters.

                            EXPENSES OF SOLICITATION

     The cost of solicitation of proxies will be borne by the Company. In an effort to have as large a representation at the Annual Meeting as possible, special solicitation of proxies may, in certain instances, be made personally, or by telephone, electronic mail or by mail by one or more employees of the Company. The Company may also reimburse brokers, banks, nominees or other fiduciaries for the reasonable clerical expenses of forwarding the proxy material to their principals, the beneficial owners of the Company's Class A or Class B Common Stock.

March 23, 2001

                                                                      APPENDIX A

                               CRAWFORD & COMPANY

                            AUDIT COMMITTEE CHARTER

     The Audit Committee is appointed by the Board of Directors to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and, (3) the independence and performance of the Company's internal and external auditors. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange.

     The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     The Audit Committee shall make regular reports to the Board.

     The Audit Committee shall:

           1. Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

           2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

           3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

           4. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

           5. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

           6. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

           7. Approve the fee to be paid to the independent auditor.

           8. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to insure the independence of the auditor.

           9. Evaluate the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

          10. Review the appointment of the senior internal auditing executive.

          11. Review the significant reports to management prepared by the internal auditing department and management's responses.

          12. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

          13. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934, as amended, has not been implicated.

          14. Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements.

          15. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

          16. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

             (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

             (b) Any changes required in the planned scope of the internal audit.

             (c) The internal audit department responsibilities, budget and staffing.

          17. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

          18. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

          19. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

          20. Meet at least annually with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

                               CRAWFORD & COMPANY
                                     PROXY
    ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 24, 2001. THIS PROXY IS
                      SOLICITED BY THE BOARD OF DIRECTORS.

   The undersigned hereby appoints Archie Meyers, Jr., J.F. Giblin and J. F. Osten, and each of them, proxies with full power of substitution, for and in the name of the undersigned, to vote all shares of Class B Common Stock of Crawford & Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Crawford & Company to be held in the Home Office Building of Crawford & Company, 5620 Glenridge Drive, N.E., Atlanta, Georgia on April 24, 2001 at 2:00 P.M., and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof, hereby revoking any proxy heretofore executed by the undersigned to vote at said meeting. Said proxies are directed to vote on the matters described in the accompanying Proxy Statement as follows, and otherwise in their discretion:

1. Proposal to elect the ten (10) nominees listed below as Directors (except as indicated to the contrary below).

   [ ] FOR all nominees listed below (except as indicated to the        [ ]  WITHHOLD AUTHORITY to vote for all nominees
       contrary)                                                             listed below

       NOMINEES: Minix, Lanier, Flather, L. K. Crawford, J. C. Crawford, Prince, Williams, Wood, Meyers, Davis.
       (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the name of nominee in the space provided below)

--------------------------------------------------------------------------------

2. Proposal to approve the appointment of Arthur Andersen LLP as the independent auditors of the Company for the 2001 fiscal year.

               [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

  THIS PROXY WILL BE VOTED AS DIRECTED ABOVE, OR IF NO DIRECTION IS INDICATED,
                    WILL BE VOTED "FOR" THE ABOVE PROPOSALS.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Annual Meeting of Shareholders and the Proxy Statement dated March 23, 2001.

                                                Dated: -------------------, 2001

                                                --------------------------------

                                                --------------------------------
                                                    Signature of Shareholder

                                                IMPORTANT: Please date this
                                                Proxy and sign exactly as your
                                                name or names appear hereon. If
                                                shares are held jointly,
                                                signatures should include both
                                                names. Executors,
                                                administrators, trustees,
                                                guardians and others signing in
                                                a representative capacity,
                                                please give your full title. If
                                                a corporation, please sign in
                                                full corporate name by President
                                                or other authorized officer. If
                                                a partnership, please sign in
                                                partnership name by authorized
                                                person.